UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 6, 2008

Palace Entertainment Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	20-4503577
(State of incorporation)	(I.R.S. Employer Identification No.)

4590 MacArthur Boulevard, Suite 400
Newport Beach, California 92660	(949) 797-9700
(Address of Principal Executive Offices, including Zip Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01- Entry into a Material Definitive Agreement

On February 6, 2008, Festival Fun Parks, LLC (“Festival”), entered into a $141,500,000 credit agreement (the “Credit Agreement”) with Merrill Lynch Business Financial Services Inc. (“Merrill Lynch”). Pursuant to the terms of the Credit Agreement, Merrill Lynch provided Festival with a seven year term loan facility and revolving credit facility (the “Loan”).  The Loan will mature on December 31, 2013 (the “Maturity Date”).  Prior to the Maturity Date, Festival may prepay the Loan without penalty.  The obligations under the Credit Agreement are secured by substantially all of Festival’s assets and are backed by a guaranty from Festival’s parent company and each of its subsidiaries.

Simultaneously with Festival’s entry into the Credit Agreement, on February 6, 2008, Festival entered into a $61,500,000 investment agreement (the “Investment Agreement”) with Laminar Direct Capital L.P. (“Laminar”).  The debt under the Investment Agreement will be evidenced by a senior subordinated note.  The obligations under the Investment Agreement are unsecured, but are backed by a guaranty from Festival’s parent company and each of its subsidiaries.

Pursuant to a Subordination and Intercreditor Agreement to be dated on or about February 20, 2008 between Merrill and Laminar, the Investment Agreement will be subordinated to the Loan.

The proceeds of the financing provided pursuant to the Credit Agreement and the Investment Agreement will be used to finance the purchase of any and all of their outstanding 10 7/8% Senior Notes due 2014, together with refinancing existing credit facilities within the group and for working capital purposes.

The Credit Agreement and the Investment Agreement each contain financial covenants, including maximum capital expenditure and maintenance of a minimum total debt to EBITDA ratio and a minimum fixed charge coverage ratio.  The Credit Agreement and the Investment Agreement also each contain customary affirmative and negative covenants and other restrictions,  The affirmative covenants include, among others, the delivery of financial statements and tax returns to Merrill Lynch and/or, as the case may be, Laminar, and upon reasonable request, such other information relating to Festival’s operations and conditions.  Festival has also agreed that unless otherwise permitted under the terms of the Credit Agreement and/or, as the case may be, the Investment Agreement, without the consent of Merrill and/or, as the case may be, Laminar, it shall refrain from activities such as engaging in a merger or acquisition or change of control, transferring assets, making investments, incurring indebtedness, paying dividends or making any payments on Festival’s indebtedness that is subordinated to the obligations of the Credit Agreement.

Additionally, the Credit Agreement and the Investment Agreement each contain customary events of default including the following: nonpayment of principal or interest; the violation of covenants; the occurrence of a material adverse change; bankruptcy and insolvency events; and inaccuracy of representations and warranties.

This description of the Credit Agreement and Investment Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and Investment Agreement.

The full text of the Credit Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The full text of the Investment Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 2 - Financial Information

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events

On February 15, 2008, Festival Fun Parks, LLC issued a press release announcing that they had entered into the Credit Agreement and the Investment Agreement, as more particularly set out in Item 1.01 “Entry into a Material Definitive Agreement”, which is incorporated herein by reference.  A copy of the press release is filed with this Current Report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.  The following exhibits are filed herewith:

10.1  Credit Agreement dated as of February 6, 2008 among Festival Fun Parks, LLC and Merrill Lynch Business Financial Services Inc.

10.2  Investment Agreement dated as of February 6, 2008 among Festival Fun Parks, LLC and Laminar Direct Capital L.P.

99.1  Press Release of Festival Fun Parks, LLC dated February 15, 2008.

CAUTIONARY NOTE REGARDING

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

(Safe-Harbor Statement Under the Private Securities Litigation Reform Act of 1995)

This current report on Form 8-K contains forward-looking statements. Forward-looking statements are statements that are not historical facts, including statements about our beliefs and expectations or any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements include, but are not limited to, statements generally preceded by, followed by or that include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “intend,” “project,” “targets,” “likely,” “would,” “could” or similar expressions. These statements include, among others, statements regarding our expected business outlook, anticipated financial and operating results, strategies, contingencies, financing plans, working capital needs, sources of liquidity, capital expenditures, amounts and timing of expenditures and contemplated transactions.

Forward-looking statements reflect our current expectations and are not guarantees of performance. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our water parks and family entertainment centers, expected pricing levels, the timing and cost of planned capital expenditures, the estimated operational costs for each of our water parks and family entertainment centers, expected outcomes of pending litigation, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors may relate to, among other things:

•                                                                  adverse weather conditions and other natural phenomena;

•                                                                  seasonal operations of water parks;

•                                                                  risk of in-park accidents and health risks;

•                                                                  changes in consumer preferences;

•                                                                  reductions in consumer disposable income;

•                                                                  our ability to compete successfully with other amusement parks and other entertainment providers;

•                                                                  governmental and environmental requirements and changes in those requirements;

•                                                                  increases in general liability and workers compensation claims;

•                                                                  discontinuation of our leases pursuant to termination or default provisions;

•                                                                  acquisition and retention of key personnel;

•                                                                  our level of indebtedness; and

•                                                                  restrictions contained in our debt agreements.

You should not place undue reliance on any forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events. These forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties that may cause actual results to differ materially from trends, plans or expectations set forth in the forward-looking statements which, as a result, may adversely affect the value of, and our ability to make payments on, our 10 7/8% Senior Notes, Series B, due April 12, 2014. Given such risks and uncertainties, we urge you to read this report completely with the understanding that actual future results may be materially different from what we plan or expect. The Companies will not update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALACE ENTERTAINMENT HOLDINGS, INC.

/s/ Todd R. Wulffson
By: Todd R. Wulffson
Its: General Counsel and Secretary

Dated: February 19, 2008

EXHIBIT INDEX

Exhibit	Description	Method of Filing
10.1	Credit Agreement dated as of February 6, 2008 among Festival Fun Parks, LLC and Merrill Lynch Business Financial Services Inc.	Filed Electronically
10.2	Investment Agreement dated as of February 6, 2008 among Festival Fun Parks, LLC and Laminar Direct Capital L.P.	Filed Electronically
99.1	Press Release of Festival Fun Parks, LLC dated February 15, 2008.	Filed Electronically